                                                                  EXHIBIT (8)(n)

                                                               September 7, 2012

AllianceBernstein Investments, Inc. (f/k/a Alliance Fund Distributors, Inc.) AllianceBernstein L.P. (f/k/a Alliance Capital Management L.P. )
AllianceBerstein Investor Services, Inc.
(f/k/a Alliance Global Investor Services, Inc.)
AllianceBernstein Variable Products Series Fund
1345 Avenue of the Americas
New York, New York 10105
Attn: General Counsel

Re:  (1)  Participation  Agreement among  SunAmerica  Annuity and Life Assurance
          Company (formerly AIG SunAmerica Life Assurance Company and Anchor National Life Insurance Company)("SAAL"), SunAmerica Capital Services, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc.("AFD"), dated as of June 1, 2002;
     (2) Participation Agreement among American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), American General Equity Services Corporation ("AGESC") (formerly AIG Equity Sales Corp.), Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. dated May 1, 1999 ("AGL of Delaware Agreement");
     (3) Participation Agreement among AGL of Delaware, AllianceBernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.) and Alliance Fund Distributors, Inc. dated May 1, 1995 (also referred to as "AGL of Delaware Agreement");
     (4) Fund Participation Agreement among AGL of Delaware and Alliance Global Investor Services, Inc. dated February 22, 2002 (also referred to as "AGL of Delaware Agreement");
     (5) Administrative Services Agreement between SAAL and AFD, dated June 1, 2002;
     (6)  Agreement  between AGL of Delaware  and Alliance  Capital  Management,
          L.P.
     (7) Information Sharing Agreement between SAAL and AllianceBernstein Investor Services, Inc. on behalf of the AllianceBernstein Variable Products Series Fund, Inc., dated April 16, 2007;
     (8) Rule 22c-2 Information Sharing and Restricted Trading Agreement between AGL of Delaware and AllianceBernstein Investor Services, Inc. on behalf of the AllianceBernstein Variable Products Series Fund, Inc. dated April 16, 2007 (also referred to as "AGL of Delaware Agreement").
          (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies").

Dear Fund Partner:

     Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate. Also, AGESC replaced AIG Equity Sales Corp. ("AIG Equity"). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934. All references in the AGL of Delaware Agreements to AIG Equity are hereby placed with American General Equity Services Corporation or AGESC as appropriate.

Alliance Fund Distributors, Inc.
September 7, 2012
Page 2 of 4

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.


     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.


SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY


By: __________________________________________
Name: Jana W. Greer
Title: President and Chief Executive Officer

Alliance Fund Distributors, Inc.
September 7, 2012
Page 3 of 4


AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                          ATTEST:

By: __________________________________    By: ________________________________
Name:                                     Name:
Title:                                    Title


AMERICAN GENERAL EQUITY SERVICES CORPORATION
                                          ATTEST:


By: __________________________________    By: ________________________________
Name:                                     Name:
Title:                                    Title



Consented to, acknowledged and agreed:


ALLIANCEBERNSTEIN INVESTMENTS, INC.



By: __________________________________
Name:
Title:

ALLIANCEBERNSTEIN L.P.



By: __________________________________
Name:
Title:

Alliance Fund Distributors, Inc.
September 7, 2012
Page 4 of 4


ALLIANCEBERNSTEIN INVESTOR SERVICES, INC. ON BEHALF
OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.



By: __________________________________
Name:
Title:


ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.



By: __________________________________
Name:
Title:

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.



By: __________________________________
Name:
Title:

                                                               September 7, 2012

American Funds Insurance Series
American Funds Distributors, Inc.
American Funds Service Company
333 S. Hope Street, 55/th/ Floor
Los Angeles, CA 90071
Attention: Michael J. Downer, Senior Vice President


Re:  (1)  Fund Participation Agreement among each of SunAmerica Annuity and Life
          Assurance Company (formerly AIG SunAmerica Life Assurance Company and Anchor National Life Insurance Company) ("SAAL"), SunAmerica Series Trust and Capital Research and Management ("CRMC") dated August 30, 2006, as amended;
     (2) Fund Participation Agreement among each of SAAL, American Funds Insurance Series ("AFIS") and CRMC dated September August 30, 2002, as amended;
     (3) Business Agreement by and among SAAL, SunAmerica Capital Services, Inc. ("SACS"), American Funds Distributors, Inc. ("AFD") and CRMC dated September 1, 2006, as amended;
     (4) Business Agreement by and among SAAL, SACS, AFD and CRMC dated September 30, 2002, as amended;
     (5) Information Sharing Agreement by and between SAAL and American Funds Services Company on behalf of AFIS, dated April 16, 2007
     (6) Business Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), American Funds Distributors, Inc. and American Funds Service Company dated August 15, 2002 ("AGL of Delaware Agreement")
     (7) Rule 22c-2 Information Sharing and Restricted Trading Agreement by and between AGL of Delaware and American Funds Service Company dated April 16, 2007 (also referred to as "AGL of Delaware Agreement")
          (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

     Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

American Funds Insurance Series
September 7, 2012
Page 2 of 4


     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY


By: __________________________________________
Name: Jana W. Greer
Title: President and Chief Executive Officer


SUNAMERICA CAPITAL SERVICES, INC.


By: __________________________________________
Name: Mallary L. Reznik
Title: Vice President

American Funds Insurance Series
September 7, 2012
Page 3 of 4


SUNAMERICA SERIES TRUST


By: __________________________________________
Name: Nori L. Gabert
Title: Vice President and Secretary


AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                          ATTEST:

By: __________________________________    By: ________________________________
Name:                                     Name:
Title:                                    Title:


Consented to, acknowledged and agreed:


AMERICAN FUNDS DISTRIBUTORS, INC.


By: __________________________________
Name:
Title:

CAPITAL RESEARCH AND MANAGEMENT

By: __________________________________
Name:
Title:

AMERICAN FUNDS INSURANCE SERIES


By: __________________________________
Name:
Title:

American Funds Insurance Series
September 7, 2012
Page 4 of 4



AMERICAN FUNDS SERVICES COMPANY


By: __________________________________
Name:
Title:

                                September 7, 2012

MFS Variable Insurance Trust
MFS Fund Distributors, Inc.
c/o Massachusetts Financial Services Company
500 Boylston Street
Boston, MA  02116

Re:  (1)  Participation  Agreement among Western National Life Insurance Company
          (f/k/a American General Annuity Insurance Company) ("WNL"), MFS Variable Investment Trust ("Fund Partner") and Massachusetts Financial Services Company dated November 15, 2000
     (2) Rule 22c-2 Information Sharing Agreement between MFS Fund Distributors and WNL dated April 16, 2007
     (3) Participation Agreement between MFS Fund Distributors, Inc. and American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") dated March 20, 2002 ("AGL of Delaware Agreement")
     (4) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and AGL of Delaware dated April 16, 2007 (also referred to as "AGL of Delaware")
          (each an "Agreement", and collectively, the "Agreements") (WNL and AGLD are referred to hereinafter as the "Merged Company")

Dear Fund Partner:

     Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

MFS Variable Insurance Trust
MFS Fund Distributors, Inc.
September 7, 2012
Page 2 of 3

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.



     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.


WESTERN NATIONAL LIFE INSURANCE COMPANY

By: __________________________________
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                          ATTEST:


By: __________________________________    By: ________________________________
Name:                                     Name:
Title:                                    Title:

MFS Variable Insurance Trust
MFS Fund Distributors, Inc.
September 7, 2012
Page 3 of 3


CONSENTED TO, ACKNOWLEDGED AND AGREED:


MFS FUND DISTRIBUTORS, INC.


By: __________________________________
Name:
Title:

MFS VARIABLE INSURANCE TRUST


By: __________________________________
Name:
Title:

                                September 7, 2012


Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, NY  10281

Re:  (1)  Participation  Agreement among Western National Life Insurance Company
          (f/k/a American General Annuity Insurance Company) ("WNL"), Oppenheimer Variable Account Fund, OppenheimerFunds, Inc. dated November 23, 1998, as amended
     (2) Letter of Understanding between Oppenheimer Funds, Inc. and WNL dated November 23, 1998
     (3) Letter of Understanding between OppenheimerFunds, Inc. and American General Life Insurance Company dated December 1, 1999
     (4) Shareholder Information Agreement between Oppenheimer Funds Services, Inc. Oppenheimer Funds Distributor, Inc. and WNL dated February 15, 2007
     (5) Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and OppenheimerFunds Distributor, Inc. dated as of April 1, 2002 ("AGL of Delaware Retail Agreement")
     (6) Participation Agreement between AGL of Delaware, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. dated January 4, 2001 ("AGL of Delaware VAF Agreement")
     (7) Letter of Understanding between AGL of Delaware and OppenheimerFunds, Inc. dated November 29, 2000 (also referred to "AGL of Delaware VAF Agreement")
     (8) Rule 22c-2 Information Sharing and Restricted Trading Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and AGL of Delaware dated April 16, 2007 (also referred to "AGL of Delaware VAF Agreement")
          (each an "Agreement", and collectively, the "Agreements") (WNL and AGLD collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

     Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Retail Agreement and AGL of Delaware VAF Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
September 7, 2012
Page 2 of 3


     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties, liabilities and obligations arising under the Agreements with respect to each of the Merged Companies will be assumed by American General, effective as of the Merger. All terms, conditions and obligations under the Agreements shall remain unchanged.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assignment of the rights, duties, liabilities and obligations of each of the Merged Companies to American General, as described above, effective as of the Merger. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligations of American General or any predecessor entities to pay 12b-1 or other fees through December 31, 2012 or subsequent to the new effective date and American General shall satisfy all payment obligations to you

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.


WESTERN NATIONAL LIFE INSURANCE COMPANY


By: __________________________________
Name:
Title:

Oppenheimer Variable Account Funds
OppenheimerFunds Distributor, Inc.
September 7, 2012
Page 3 of 3


AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                          ATTEST:


By: __________________________________    By: _______________________________
Name:                                     Name:
Title:                                    Title:




CONSENTED TO, ACKNOWLEDGED AND AGREED:


OPPENHEIMERFUNDS DISTRIBUTOR, INC.


By: __________________________________
Name:
Title:

OPPENHEIMER VARIABLE ACCOUNT              OPPENHEIMERFUNDS, INC. (on its own
FUNDS                                     and on behalf of its own division,
                                          OppenheimerFunds Services)

By: __________________________________    By: _______________________________
Name:                                     Name:
Title:                                    Title:

                                September 7, 2012

Putnam Variable Trust
Putnam Retail Management, LP
One Post Office Square
Boston, MA 02109

Re:  (1)  Participation  Agreement among Western National Life Insurance Company
          (f/k/a American General Annuity Insurance Company) ("WNL"), Putnam Variable Trust ("Fund Partner") and Putnam Retail Management Limited Partnership (f/k/a Putnam Retail Management, Inc.) dated November 15, 2000
     (2) Fund Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and Putnam Retail Management Limited Partnership (f/k/a Putnam Retail Management, LP) dated May 31, 2002 ("AGL of Delaware Agreement")
     (3) Rule 22c-2 Agreement among Putnam Fiduciary Trust Company, Putnam Retail Management Limited Partnership and WNL (f/k/a AIG Annuity Insurance Company) dated February 12, 2007
          (each an "Agreement", and collectively, the "Agreements") (WNL and AGLD are collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

     Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreement to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which your companies' retail investment companies and/or related trust(s) acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an

Putnam Variable Trust
Putnam Retail Management, LP
September 7, 2012
Page 2 of 3

effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.


     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN NATIONAL LIFE INSURANCE COMPANY



By: __________________________________
Name:
Title:

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                          ATTEST:


By: __________________________________    By: ________________________________
Name:                                     Name:
Title:                                    Title:

Putnam Variable Trust
Putnam Retail Management, LP
September 7, 2012
Page 3 of 3



CONSENTED TO, ACKNOWLEDGED AND AGREED:

PUTNAM RETAIL MANAGEMENT                  PUTNAM VARIABLE TRUST
LIMITED PARNERSHIP

By: __________________________________    By: ________________________________
Name:                                     Name:
Title:                                    Title:

PUTNAM INVESTOR SERVICES, INC.


By: __________________________________
Name:
Title:

                                 August 31, 2012


Vanguard Variable Insurance Fund
The Vanguard Group, Inc.
Vanguard Marketing Corporation
P. O. Box 2600
Valley Forge, PA 19482

Re:  (1)  Fund  Participation  Agreement between American General Life Insurance
          Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and The Vanguard Group, Inc. dated December 27, 2001
     (2) Participation Agreement between AGL of Delaware, The Vanguard Group, Inc., Vanguard Variable Insurance Fund and Vanguard Marketing Corporation dated May 22, 2001
     (3) Participation Agreement between AGL of Delaware, The Vanguard Group, Inc., Vanguard Variable Insurance Fund and Vanguard Marketing Corporation dated September 2, 2003
     (2) Rule 22c-2 Amendment to Agreements between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AGL
          of  Delaware   dated  April  16,  2007
          (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company")

Dear Fund Partner:

     Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

     As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

Vanguard Variable Insurance Fund
The Vanguard Group, Inc.
August 31, 2012
Page 2 of 3

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.


AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                          ATTEST:


By: __________________________________    By: _______________________________
Name:                                     Name:
Title:                                    Title:



Consented to, acknowledged and agreed:


VANGUARD VARIABLE INSURANCE FUND


By: __________________________________
Name:
Title:

Vanguard Variable Insurance Fund
The Vanguard Group, Inc.
August 31, 2012
Page 3 of 3


THE VANGUARD GROUP, INC.


By: __________________________________
Name:
Title:

VANGUARD MARKETING CORPORATION


By: __________________________________
Name:
Title: